UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2005

GARDENBURGER, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-20330	93-0886359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15615 Alton Parkway, Suite 350, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 255-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on October 14, 2005, Gardenburger, Inc. (the “Company”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the “Bankruptcy Court”) (Case No. SA 05-19539-JB).  The Company continues to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code.

On December 9, 2005, the Company filed its plan of reorganization (the “Plan”) and disclosure statement with the Bankruptcy Court.  A copy of the Plan will be filed in a Current Report on Form 8-K upon confirmation of the Plan by the Bankruptcy Court.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDENBURGER, INC.

December 15, 2005	By:	/s/ Scott C. Wallace
Scott C. Wallace
Chief Executive Officer and President